                                                                   EXHIBIT 10(W)



                               EIGHTH AMENDMENT TO
                                CREDIT AGREEMENT

         This Eighth Amendment to Credit Agreement, dated as of December 22, 1999 ("Eighth Amendment"), is made by and between POLARIS INDUSTRIES INC., a Minnesota corporation (the "Borrower"); U.S. BANK NATIONAL ASSOCIATION, formerly known as FIRST BANK NATIONAL ASSOCIATION, BANK OF AMERICA, N.A., formerly known as BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and FIRST UNION NATIONAL BANK, formerly known as FIRST UNION NATIONAL BANK OF NORTH CAROLINA (collectively, the "Banks"); and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Banks (the "Administrative Agent").

         WHEREAS, the Borrower, the Banks and the Administrative Agent have entered into that certain Credit Agreement dated as of May 8, 1995, as amended by First Amendment to Credit Agreement dated as of November 15, 1995, Second Amendment to Credit Agreement dated as of February 13, 1996, Third Amendment to Credit Agreement dated as of September 30, 1996, Fourth Amendment to Credit Agreement dated as of March 31, 1997, Fifth Amendment to Credit Agreement dated as of August 24, 1998, a Sixth Amendment to Credit Agreement dated as of December 7, 1998 and a Seventh Amendment to Credit Agreement dated as of May 10, 1999 (as so amended, the "Credit Agreement").

         WHEREAS, the Borrower has requested the Banks and the Administrative Agent to modify certain provisions of the Credit Agreement to allow the formation of a new Subsidiary in Australia and to change certain other provisions thereof, and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Section 2.  Amendments.

                 (a) The definition of "Additional Guarantors" in Section 1.1 of the Credit Agreement is amended to read as follows:

                 "Additional Guarantors": Collectively, each Subsidiary other than (i) the Canadian Subsidiary, (ii) the Australian Subsidiary, and (iii) the Initial Guarantors.

                 (b) The following new definition of "Australian Subsidiary" is added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

                 "Australian Subsidiary": Polaris Sales Australia Pty Ltd.

                 (c) Section 6.9 of the Credit Agreement is amended by adding the following subsection 6.9(n) at the end thereof:

                 6.9(n) Investments in the Australian Subsidiary (including but not limited to Investments in the form of any intercompany receivable or contributions of or investments in plant, property or equipment); provided that the aggregate cost of all such Investments outstanding at any time shall not exceed $12,000,000 in the aggregate for the Australian Subsidiary.

                 (d) Section 6.10 of the Credit Agreement is amended by adding the following subsection 6.10(g) at the end thereof:

                 6.10(g)Indebtedness incurred by the Australian Subsidiary, provided that the maximum aggregate amount of Indebtedness outstanding at any time under this clause 6.10(g) shall not exceed $10,000,000 for the Australian Subsidiary.

                 (e) Exhibit 4.19-6 is deleted from the Credit Agreement and new Exhibit 4.19-8, in the form of Exhibit 4.19-8 attached hereto, is added to the Credit Agreement.

          Section 3. Conditions to Effectiveness of Eighth Amendment. The Amendments contained in this Eighth Amendment shall not become effective until, and shall become effective when, the Administrative Agent shall have received each of the following, in sufficient number to distribute to each Bank:

                  (a) The Agent shall have received, with a counterpart for each Bank, this Amendment, duly executed by the Borrower, the Banks and the Agent, and consented to by the Guarantors;

                  (b) The Agent shall have received, with a counterpart for each Bank, a copy of resolutions adopted by the Borrower (or a Subsidiary, as appropriate), authorizing the execution, delivery and performance of this Amendment by the Borrower, and authorizing the formation of the Australian Subsidiary and the transfer of certain assets of the Borrower (or a Subsidiary) thereto, certified by the Borrower's or such Subsidiary's secretary or assistant secretary together with a copy of resolutions of any Subsidiary subscribing for shares of the Australian Subsidiary and transferring assets thereto, authorizing such actions, certified by the secretary or an assistant secretary of such Subsidiary;

                  (c) The Agent shall have received, with a counterpart for each Bank, a copy of resolutions adopted by each Guarantor, authorizing the execution, delivery and performance of that Guarantor's consent to this Amendment, certified by that Guarantor's secretary or assistant secretary;

                  (d) The Agent shall have received, with a counterpart for each Bank, a certificate signed by the secretary or assistant secretary of the Borrower certifying (i) as to the incumbency of the person or persons authorized to execute and deliver on behalf of the Borrower this Amendment, and (ii) that the articles or certificate of incorporation and bylaws of the Borrower have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Banks on or about May 8, 1995, pursuant to Section
          3.1 of the Credit Agreement;

                  (e) The Agent shall have received, with a counterpart for each Bank, a certificate signed by the secretary or assistant secretary of each Guarantor certifying (i) as to the incumbency of the person or persons authorized to execute and deliver on behalf of that Guarantor its consent to this Amendment, and (ii) that the articles or certificate of incorporation and bylaws of that Guarantor have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Banks on or about (x) May 8, 1995, pursuant to Section 3.1 of the Credit Agreement, or (y) the date such Guarantor became a Guarantor, pursuant to Section 6.5 of the Credit Agreement;

                  (f) The Agent shall have received, for the account of each Bank, a written opinion from Kaplan, Strangis & Kaplan, P.A. covering the matters set forth on Exhibit A attached hereto;

                  (g) The Agent shall have received a copy of the Articles or Certificate of Incorporation of the Australian Subsidiary, with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of incorporation of such Subsidiary as of a date not more than 60 days prior to the date of this Eighth Amendment.

                  (h) The Agent shall have received a certificate of good standing for the Australian Subsidiary in the jurisdiction of incorporation of such Subsidiary as of a date not more than 60 days prior to the date of this Eighth Amendment.

                  (i) The Agent shall have received a copy of the bylaws of the Australian Subsidiary certified as of the date of this Eighth Amendment by the respective Secretary or an Assistant Secretary of such Subsidiary.

                  (j) The Agent shall have received, with a counterpart for each Bank, such other documents, instruments, approvals and, if requested by the Agent, certified duplicates of executed copies thereof, that the Agent may reasonably request.

         Section 4. Consent. On the effective date of this Eighth Amendment the Banks consent to the formation of the Australian Subsidiary and the transfer of property thereto subject to the terms and conditions of the Credit Agreement as amended by this Eighth Amendment. The formation of the Australian Subsidiary and the transfer of property thereto within the limits set forth in the Credit Agreement as amended by this Eighth Amendment shall not be deemed a Default or an Event of Default under the Credit Agreement.

         Section 5. Acknowledgment. The Borrower acknowledges and agrees that its obligations to the Banks and the Administrative Agent under the Credit Agreement, as amended hereby, and the Revolving Notes exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Banks and the Administrative Agent.

         Section 6. Effect of Eighth Amendment; Representations and Warranties; No Waiver. The Banks, the Administrative Agent and the Borrower agree that after this Eighth Amendment becomes effective, the Credit Agreement, as hereby amended, shall remain in full force and effect. The Borrower represents and warrants that on and as of the date hereof and after giving effect to this Eighth Amendment: (i) all of the representations and warranties contained in the Credit Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date; (ii) there will exist no unwaived Default or Event of Default on such date; (iii) there has been no change in any of the certificates or articles of incorporation, bylaws or partnership agreements of the Borrower or any Guarantor since the Closing Date or (if later) the date such Guarantor became a Guarantor; (iv) the Borrower has the power and legal right and authority to enter into this Eighth Amendment; (v) neither this Eighth Amendment, nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or signatory or a provision of the Borrower's articles of incorporation or, to the best of the Borrower's knowledge, any other agreement or requirement of law; and (vi) no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Eighth Amendment, or the performance of obligations of the Borrower herein or therein described.

         Section 7. Incorporation of Credit Agreement and Other Loan Documents by Reference; Ratification of Loan Documents. Except as expressly modified under this Eighth Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Credit Agreement, the Revolving Notes and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Credit Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Credit Agreement," shall be deemed to refer to the Credit Agreement, as amended by this Eighth Amendment.

         Section 8. Merger and Integration, Superseding Effect. This Eighth Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Eighth Amendment shall control.

         Section 9. Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to pay all of the expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent in connection with this Eighth Amendment.

         Section 10. Counterparts. This Eighth Amendment may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.

         Section 11. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to Credit Agreement to be executed as of the date and year first above written.


                                      POLARIS INDUSTRIES INC., a Minnesota
                                      corporation


                                      By        /s/ Michael Malone
                                         -------------------------------------
                                             Michael Malone
                                             Vice President


                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as Administrative Agent and a Bank


                                      By        /s/ David Shapiro
                                         -------------------------------------
                                      Name          David Shapiro
                                           -----------------------------------
                                      Title         Assistant Vice President
                                           -----------------------------------

                                      BANK OF AMERICA, N.A., as a
                                      Documentation Agent and a Bank


                                      By        /s/ Gretchen Spoo
                                         -------------------------------------
                                      Name          Gretchen Spoo
                                           -----------------------------------
                                      Title         Vice President
                                           -----------------------------------

                                      FIRST UNION NATIONAL BANK, as a
                                      Documentation Agent and a Bank


                                      By        /s/ C. Jeffrey Seaton
                                         -------------------------------------
                                      Name          C. Jeffrey Seaton
                                           -----------------------------------
                                      Title         Senior Vice President
                                           -----------------------------------